UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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DSS, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Copies to: Darrin M. Ocasio, Esq. Sichenzia Ross Ference Carmel, LLP 1185 Avenue of the Americas, 31st Fl. New York, NY 10036 Tel: (212) 930 9700

DSS, INC.

275 WIREGRASS PKWY

WEST HENRIETTA, NEW YORK 14586

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD DECEMBER 3, 2025

9:00 A.M. EASTERN TIME

To our Stockholders:

The 2025 Annual Meeting of Stockholders of DSS, Inc. (the “Company”, “we”, “us” or “our”) will be held at 275 Wiregrass Pkwy, West Henrietta, New York 14586, on Wednesday, December 3, 2025, at 9:00 a.m. Eastern time, for the purposes of:

1.	To elect 7 director nominees to the Company’s Board of Directors to hold office until the next Annual Meeting of Stockholders;

2.	To ratify the appointment of HTL International, LLC. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; and

3.	To provide an advisory vote on executive compensation.

We also will transact such other business as may properly come before the meeting and any adjournments or postponements of the meeting. The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

The Board of Directors has fixed the close of business on October 6, 2025, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement thereof. These proxy materials will be mailed on or about October 21, 2025 to the stockholders of record on the record date.

The Board of Directors recommends that you vote “FOR” the proposals set forth in this Notice of Annual Meeting of Stockholders and the Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING: The Company’s Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2024, and the Company’s Proxy Statement for the 2025 Annual Meeting of Stockholders, along with any amendments to the foregoing materials that are required to be furnished to stockholders, will be available at www.proxyvote.com

Sincerely,

/s/ Ambrose Chan Heng Fai
Name:	Ambrose Chan Heng Fai
Title:	Chairman of the Board

DSS, INC.

275 WIREGRASS PKWY

WEST HENRIETTA, NEW YORK 14586

PROXY STATEMENT FOR THE COMPANY’S

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 3, 2025

Date, Time and Place

We are furnishing this proxy statement (the “Proxy Statement”) to the holders of our common stock, par value $0.02 per share (the “Common Stock”), in connection with the solicitation of proxies on behalf of the Board of Directors (the “Board”) of DSS, Inc. (together with its consolidated subsidiaries (unless the context otherwise requires), referred to herein as “DSS,” “we,” “us,” “our” or the “Company”) for use at the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 9:00 a.m. eastern time at 275 Wiregrass Pkwy, Henrietta, New York 14586, on December 3, 2025, and any adjournment thereof.

Matters to be Considered

The Annual Meeting will be held for the following purposes:

1.	Director Nomination: To elect 7 director nominees to serve until the next annual meeting of stockholders;

2.	Auditor Ratification: To ratify the appointment of HTL International, LLC. as the Company’s independent registered public accounting firm for the year ending December 31, 2025;

3.	Advisory Vote on Executive Compensation: To provide an advisory vote to approve executive compensation.

As of the date of this Proxy Statement, the Board is not aware of any other matters that will come before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named as proxies will vote on them in accordance with their best judgment.

Important Notice Regarding the Availability of this Proxy Statement

We have opted to provide our materials pursuant to the full set delivery option in connection with the Annual Meeting. Under the full set delivery option, a Company delivers all proxy materials to its stockholders. The approximate date on which this Proxy Statement and form of proxy are first being provided to stockholders or being made available through the Internet for those stockholders receiving their proxy materials electronically, is October 21, 2025. This delivery can be by mail or, if a stockholder has previously agreed, by e-mail. In addition to delivering proxy materials to stockholders, the Company must also post all proxy materials on a publicly accessible website and provide information to stockholders about how to access that website. Accordingly, you should have received our proxy materials by mail or, if you previously agreed, by e-mail. These proxy materials include the Notice of Annual Meeting of Stockholders, Proxy Statement, and proxy card. These materials are available free of charge at www.proxyvote.com.

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REVOCABILITY OF PROXY

Any stockholder executing a proxy that is solicited has the power to revoke it prior to the voting of the proxy. Revocation may be made by i) attending the Annual Meeting and voting the shares of stock in person, ii) delivering to the Secretary of the Company at the principal office of the Company prior to the Annual Meeting a written notice of revocation or a later-dated, properly executed proxy, iii) signing another proxy card with a later date and returning it before the polls close at the Annual Meeting, or iv) voting again via the internet or by toll free telephone by following the instructions on the proxy card.

GENERAL INFORMATION ABOUT VOTING

Record Date

Only the holders of record of our Common Stock at the close of business on the record date, October 6, 2025 (the “Record Date”), are entitled to notice of and to vote at the meeting. On the Record Date, there were 9,092,518 shares of our Common Stock outstanding. Stockholders are entitled to one vote for each share of Common Stock held on the Record Date.

Quorum

At all meetings of stockholders of the Company, the presence at the commencement of such meetings in person or by proxy of stockholders holding of record thirty-five percent (35%) of the total number of shares of the Company then issued and outstanding and entitled to vote, shall be necessary and sufficient to constitute a quorum for the transaction of any business. The withdrawal of any stockholder after the commencement of a meeting shall have no effect on the existence of a quorum, after a quorum has been established at such a meeting.

Voting

When a proxy is properly executed and returned (and not subsequently properly revoked), the shares it represents will be voted in accordance with the directions indicated thereon, or, if no direction is indicated thereon, it will be voted:

(1)	FOR the election of each nominee as director;

(2)	FOR the ratification of the appointment of HTL International, LLC. (“HTL”) as the Company’s independent registered public accounting firm;

(3)	FOR the advisory resolution to approve executive compensation.

Votes Required for Approval

Director nominees must receive a majority of the votes cast on such director’s election, which means that the nominee must receive more “FOR” votes than “WITHHOLD” votes.

The ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the meeting for this proposal. Abstentions and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on this proposal. A broker may vote on the ratification of the independent registered public accounting firm if a beneficial owner does not provide instructions; therefore, no broker non-votes are expected to exist in connection with this proposal.

The advisory vote on executive compensation will be decided by the affirmative vote of a majority of the votes cast on this proposal at the meeting. However, the stockholder vote on this matter will not be binding on our Company or the Board of Directors and will not be construed as overruling or determining any decision by the Board on executive compensation.

Abstentions and Broker Non-Votes

Broker Non-Votes: If you hold your shares through a bank, broker or other nominee and do not provide voting instructions to that entity, it may vote your shares only on “routine” matters. For “non-routine” matters, the beneficial owner of such shares is required to provide instructions to the bank, broker or other nominee in order for them to be entitled to vote the shares held for the beneficial owner. The proposed ratification of the appointment of HTL International, LLC. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, is considered a “routine” matter. Accordingly, brokers are entitled to vote uninstructed shares only with respect to the ratification of the appointment of HTL International, LLC. as our independent registered public accounting firm.

If you hold your shares in street name, it is critical that you cast your vote if you want your vote to count on all matters to be decided at the Annual Meeting.

Abstentions: Abstentions will be counted for purposes of determining whether a quorum is present for the Annual Meeting and will not count as votes cast, and therefore do not affect the vote outcome.

***

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You can contact our corporate headquarters, at (585) 325-3610, or send a letter to: Investor Relations, DSS, Inc. 275 Wiregrass Pkwy, West Henrietta, New York 14586, with any questions about proposals described in this Proxy Statement or how to execute your vote.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Proposal

Seven (7) directors are to be elected at the Annual Meeting to serve until the next annual meeting of the Company’s stockholders. Unless otherwise instructed, the persons named in the accompanying proxy intend to vote the shares represented by the proxy for the election of the nominees listed below. Although it is not contemplated that any nominee will decline or be unable to serve as a director, in such event, proxies will be voted by the proxy holder for such other persons as may be designated by the Board of Directors, unless the Board of Directors reduces the number of directors to be elected.

The following table sets forth the nominees for directors on the Board of Directors. Certain biographical information about the nominees as of the Record Date can be found above in the section titled “Directors, Executive Officers and Corporate Governance.”

Nominees for Directors

Name	Age	Position(s) with the Company	Date First Elected or Appointed
Ambrose Chan Heng Fai	81	Director, Executive Chairman	February 2017
José Escudero	50	Director	August 2019
Lim Sheng Hon Danny	33	Director	August 2023
William Wu Wai Leung	59	Lead Independent Director	October 2019
Tung Moe Chan	47	Director	September 2020
Joanne Wong Hiu Pan	49	Director	July 2022
Frankie Wong Shui Yeung	55	Director	July 2022

Required Stockholder Vote and Recommendation of Our Board of Directors

Director nominees must receive a majority of the votes cast on such director’s election, which means that the nominee must receive more “FOR” votes than “WITHHOLD” votes.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL THE NOMINEES NAMED ABOVE.

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PROPOSAL NO. 2 — RATIFICATION OF THE APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

Proposal

The Company’s stockholders are being asked to ratify the Board of Directors’ appointment of HTL International, LLC. as the Company’s independent registered public accounting firm for fiscal year 2025. In the event that the ratification of this selection is not approved by an affirmative majority of the votes cast on the proposal at the Annual Meeting, the Board of Directors will review its future selection of the Company’s independent registered public accounting firm.

Representatives of HTL International, LLC. are not expected to attend the Annual Meeting.

Audit Fees

Audit fees consist of fees for professional services rendered for the audit of the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K, the review of financial statements included in the Company’s Quarterly Reports on Form 10-Q, and for services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements. The aggregate fees billed for professional services rendered by HTL International, LLC., PCAOB Auditor ID 7000, for audit and review services for the fiscal year ended December 31, 2025 and beginning with the June 30, 2025 quarterly review. The anticipated fees associated with the June 30, 2025, September 30, 2025 quarterly reviews and the audit of the year ended December 31, 2025, is expected to range between $ 205,000 and $225,000.

Tax Fees

The aggregate fees billed for professional services rendered by our principal accountant, Withum, for tax compliance, tax advice and tax planning during the years ended December 31, 2024, was approximately $100,000. DSS engaged Greendyke Jencik & Associates CPAs, PLLC to render quarterly and year-end tax provisions. The aggregate fees for 2024 was approximately $9,000.

All Other Fees

There were no other professional services rendered by our principal accountant, HTL International, LLC. There were fees billed for professional services rendered by our former principal accountant, Grassi & Co. CPAs, P.C., associated with the Company’s S-1, 10-Q and 10-K filings for Impact BioMedical approximating $33,000 for the years ended December 31, 2024 and 2023.

Administration of the Engagement; Pre-Approval of Audit and Permissible Non-Audit Services

In accordance with the Company’s Audit Committee Charter, the Audit Committee may establish, either on an ongoing or case-by-case basis, pre-approval policies and procedures providing for delegated authority to approve the engagement of the independent registered public accounting firm, provided that the policies and procedures are detailed as to the particular services to be provided, the Audit Committee is informed about each service, and the policies and procedures do not result in the delegation of the Audit Committee’s authority to management. In accordance with these procedures, the Audit Committee pre-approved all services performed by HTL International, LLC.

Grassi & Co. Certified Public Accountants, P.C.’s, who performed the Company’s audit for the year ended December 31, 2024, audit report on our financial statements for the year ended December 31, 2024, contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. There were no “disagreements” (as such term is defined in Item 304 of Regulation S-K) with Grassi & Co. Certified Public Accountants, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Grassi & Co. Certified Public Accountants, P.C., would  have caused them to make reference thereto in their reports on the financial statements for such periods.

Required Stockholder Vote and Recommendation of Our Board of Directors

Ratification of the appointment of our independent registered public accounting firm requires an affirmative vote of a majority of the votes cast at the Annual Meeting, whether in person or by proxy, provided that a quorum is present. An abstention will not be counted for or against the proposal, and therefore will not affect the vote outcome.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE

“FOR” THE RATIFICATION OF THE APPOINTMENT OF HTL INTERNATIONAL, LLC. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.

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PROPOSAL NO. 3 - ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires the Company’s stockholders to have the opportunity to cast a non-binding advisory vote regarding the approval of the compensation disclosed in this Proxy Statement of the Company’s Named Executive Officers included in the summary compensation table and related disclosures. As discussed in the “Executive Compensation” section below, the Company has disclosed the compensation of the Named Executive Officers pursuant to rules adopted by the SEC.

We believe that our compensation policies for the Named Executive Officers are designed to attract, motivate and retain talented executive officers and are aligned with the long-term interests of the Company’s stockholders. This advisory stockholder vote, commonly referred to as a “say-on-pay vote,” gives you as a stockholder the opportunity to approve or not approve the compensation of the Named Executive Officers that is disclosed in this Proxy Statement by voting for or against the following resolution (or by abstaining with respect to the resolution):

RESOLVED, that the stockholders of DSS, Inc. approve all of the compensation of the Company’s executive officers who are named in the Summary Compensation Table of the Company’s 2025 Proxy Statement, as such compensation is disclosed in the Company’s 2025 Proxy Statement pursuant to Item 402 of Regulation S-K, which disclosure includes the Proxy Statement’s Summary Compensation Table and other executive compensation tables and related narrative disclosures.

Because your vote is advisory, it will not be binding on either the Board of Directors or the Company. However, the Company’s Compensation and Management Resources Committee will take into account the outcome of the stockholder vote on this proposal at the Annual Meeting when considering future executive compensation arrangements. In addition, your non-binding advisory votes described in this Proposal 3 will not be construed: (1) as overruling any decision by the Board of Directors, any Board committee or the Company relating to the compensation of the Named Executive Officers, or (2) as creating or changing any fiduciary duties or other duties on the part of the Board of Directors, any Board committee or the Company.

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE COMPENSATION OF THE COMPANY’S EXECUTIVE OFFICERS DISCLOSED IN THE SUMMARY COMPENSATION TABLE OF THIS PROXY STATEMENT.

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Directors and Executive Officers

Our executive officers and directors as of the date of this report are as follows:

NAME	POSITION
Ambrose Chan Heng Fai	Director, Executive Chairman
José Escudero	Director
Lim Sheng Hon Danny	Director
William Wu Wai Leung	Lead Independent Director
Tung Moe Chan	Director
Joanne Wong Hiu Pan	Director
Frankie Wong Shui Yeung	Director
Jason Grady	Interim Chief Executive Officer
Todd D. Macko	Chief Financial Officer

Biographical and certain other information concerning the Company’s officers and directors is set forth below. Except for Mr. Ambrose Chan Heng Fai and his son Mr. Tung Moe Chan, there are no familial relationships among any of our directors. Except as indicated below, none of our directors is a director of any other reporting companies. None of our directors has been affiliated with any company that has filed for bankruptcy within the last ten years. We are not aware of any proceedings to which any of our directors, or any associate of any such director is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries. Each executive officer serves at the pleasure of the Board of Directors.

Name	Age	Director/Officer Since	Principal Occupation or Occupations and Directorships

Jason Grady	51	2018

Since October 2024, Mr. Jason Grady has served as the Interim Chief Executive Officer (CEO) of the Company, driving its strategic vision, leadership, and overall performance. In this role, he steers the organization’s growth trajectory, ensuring profitability while aligning long-term objectives with operational execution. He leads executive teams, fosters innovation, and cultivates key relationships with the Board of Directors, investors, and strategic partners to propel the company forward.

Before stepping into the CEO role, Mr. Grady was the Company’s Chief Operating Officer (COO) since August 2019, where he streamlined operations, optimized business processes, and spearheaded new business development. Simultaneously, since July 2018, he has served as President of Premier Packaging Corporation, a leading folding carton and consumer packaging manufacturer and a wholly owned subsidiary of the Company. His leadership within the broader DSS ecosystem has been instrumental in driving business expansion and operational excellence.

From April 2010 to July 2018, Mr. Grady served as Vice President of Sales & Business Development, playing a pivotal role in accelerating revenue growth and expanding the Company’s market presence.

Prior to joining DSS, he held key leadership positions, including Vice President of Marketing at Parlec Corporation, Director of Business Development at Berlin Packaging Corporation, and sales and marketing executive at OutStart, Inc.

Mr. Grady holds a bachelor’s degree in Marketing and Communications and an MBA from the Rochester Institute of Technology.

Todd D. Macko	53	2020	Mr. Todd D. Macko was promoted to Chief Financial Officer on August 16, 2021. Mr. Macko previously served as the Interim Chief Financial Officer and Vice President of Finance of DSS. As the Interim Chief Financial Officer and Vice President of Finance, Mr. Macko’s responsibilities included assisting DSS’s Chief Executive Officer in all aspects of financial and regulatory reporting. In addition, his responsibilities included the day-to-day management of the Company’s Accounting and Finance team and the financial leadership in the directing and improving of the accounting, reporting, audit, and tax activities. Prior to his role as Vice President of Finance for the Company, Mr. Macko joined the wholly owned subsidiary of DSS, Premier Packaging Corporation in January 2019, as its Vice President of Finance. Mr. Macko is a Certified Public Accountant with over 25 years of public and corporate financial management, business leadership and corporate strategy. Mr. Macko brings a wealth of experience with strengths in financial planning and analysis, business process re-engineering, budgeting, merger and acquisitions, financial reporting systems, project evaluation and treasury and capital management. Prior to joining the Company, Mr. Macko served as the Corporate Controller for Baldwin Richardson Foods, a leading custom ingredients manufacturer for the food and beverage industry from November 2015 until January 2019. Prior to that, Mr. Macko served as the Controller for The Outdoor Group, LLC., Genesis Vision, Inc., Complemar Partners, Inc., and Level 3 Communications, Inc. Mr. Macko obtained is Bachelor of Science in Accounting from Rochester Institute of Technology.

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José Escudero	50	2019

Mr. Escudero’s career is focused on business transformations, including turnaround, growth and M&A situations. He has led large performance transformation programs within companies of various industries and countries, including retail, fashion & luxury, hotel and the new economy related to digitalization transformation and crypto world. Mr. Escudero has been member of different Boards of Directors and Direction Committees of many companies in different countries. He has been also working as expert for the leading private equity firms like: Harvard Investment Group (HIG), Advent, Goldman Sachs, etc. He has been working in financial analysis, transactional support and strategy business development as well as operating management in first level of international companies. Also, he has worked in more than 10 countries along his career (Singapore, HK, US, UK, Brazil, Spain, etc.).

Mr. Escudero worked as a Partner at BMI Capital Partners from September 2013 to November 2019. Mr. Ecudero has worked as Certisign’s Chief Strategy and M&A Officer since November 2019. He is currently working as partner of the Managing Consulting firm Hallman & Burke, and previously worked for the Spanish M&A boutique Ambers & Co. He started his career in PwC.

Mr. Escudero has a B.Sc. in Economics from the Francisco de Vitoria University (Madrid, Spain) where he ranked number one of the promotion. He has a Masters degree in Corporate Finance and Investment Banking from the Options & Futures Institute. Currently he is enrolled in Harvard University in Business Postgraduate studies. He collaborates with different Organizations and Business Schools as speaker and professor:

●	TED
●	Ie - Instituto de Empresa
●	Raffles University of Hong Kong
●	IED - Istituto Europeo di Design
●	ISDE - Instituto Superior de Derecho y Economía
●	CEF - Centro de Estudios Financieros

Mr. Escudero’s experience in mergers and acquisitions, corporate finance, and international trade along with his education in economics and finance and investment banking qualify him to serve on the Company’s Board of Directors and as a member of the Compensation and Management Resources Committee, the Nominating and Corporate Governance Committee, and the Audit Committee.

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Wai Leung William Wu	59	2020

William Wu joined the Board of Directors of our company in November 2020. Mr. Wu has served as a member of the Board of Directors of HWH International Inc. (formerly known as Alset Capital Acquisition Corp.) since January 2022. Mr. Wu previously served as the executive director and chief executive officer of Power Financial Group Limited from November 2017 to January 2019. Mr. Wu has served as a member of the Board of Directors of DSS, Inc. since October of 2019. Mr. Wu has served as a director of Asia Allied Infrastructure Holdings Limited since February 2015. Mr. Wu previously served as a director and chief executive officer of RHB Hong Kong Limited from April 2011 to October 2017. Mr. Wu served as the chief executive officer of SW Kingsway Capital Holdings Limited (now known as Sunwah Kingsway Capital Holdings Limited) from April 2006 to September 2010. Mr. Wu holds a Bachelor of Business Administration degree and a Master of Business Administration degree of Simon Fraser University in Canada. He was qualified as a chartered financial analyst of The Institute of Chartered Financial Analysts in 1996.

Mr. Wu previously worked for a number of international investment banks and possesses over 29 years of experience in the investment banking, capital markets, institutional broking and direct investment businesses.

Mr. Wu demonstrates extensive knowledge of complex, cross-border financial matters highly relevant to our business, making him well-qualified to serve as an independent member of the board. Mr. Wu serves on our Audit Committee.

Tung Moe Chan	47	2020

Mr. Tung Moe Chan has served as director of the Company since September 2020. In addition, since August 2020, he has served as director of Corporate Development of American Medical REIT Inc., a subsidiary of the Company.

Mr. Moe Chan has served as the Co-Chief Executive Officer of Alset Inc., a Nasdaq listed company since July 2021 and as the Executive Director since October 2022. Mr. Moe Chan also serves as the Co-Chief Executive Officer and Executive Director of Alset International Limited, a diversified holding company listed on the Catalist of the Singapore Exchange Securities Trading Limited. Mr. Moe Chan is responsible for Alset International Limited’s international real estate business (including serving as Co-Chief Executive Officer-International and a member of the Board of its subsidiary LiquidValue Development Inc.).

From April 2014 to June 2015, Mr. Moe Chan was the Chief Operating Officer of Heng Fai Enterprises Limited (now known as Zensun Enterprises Limited), an investment holding company listed on the HKSE and was responsible for that company’s global business operations consisting of REIT ownership and management, property development, hotels and hospitality, as well as property and securities investment and trading. Prior to that, Mr. Moe Chan was an executive director (from March 2006 to February 2014) and the Chief of Project Development (from April 2013 to February 2014) of SingHaiyi Group Ltd (now known as SingHaiyi Group Pte. Ltd.), a property development company in Singapore which was listed on the Singapore Exchange Mainboard, overseeing its property development projects. Mr. Moe Chan was also a non-executive director of RSI International Systems, Inc. (now known as ARCpoint, Inc.), a Toronto Stock Exchange-listed company, the developer of RoomKeyPMS, a web-based property management system, from July 2007 to August 2016.

Mr. Moe Chan holds a Master’s Degree in Business Administration with honors from the University of Western Ontario, a Master’s Degree in Electro-Mechanical Engineering with honors and a Bachelor’s Degree in Applied Science with honors from the University of British Columbia

Mr. Moe Chan’s experience with the Company and experience with global business operations makes him an asset to the Board.

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Hiu Pan Joanne Wong	49	2022	Ms. Joanne Wong has been Director and Responsible Officer (SFC), BMI Funds Management Limited since August 6, 2014. She has participated as the management role in fund administrator activities in A-Link Services Limited and Global Intelligence Trust Limited since 2020 and 2018. Ms. Joanne Wong graduated from The Chinese University of Hong Kong (CUHK) with an Honors Bachelor’s degree in Chemistry in 1999. She has expertise in an array of strategic, business, turnaround and regulatory matters spanning across several industries. Ms. Joanne Wong’s experience in turnaround and regulatory matters across several industries makes her an asset to the Board.

Lim Sheng Hon Danny	33	2023

Mr. Lim Sheng Hon Danny has served as director of the Company since 2023.

Mr. Danny Lim has served as Senior Vice President, Business Development and as Executive Director of Alset International Limited, a diversified holding company listed on the Catalist of the Singapore Exchange Securities Trading Limited, since 2020. Mr. Danny Lim has served as an Executive Director of Alset Inc., a Nasdaq listed company, since October 2022. Mr. Danny Lim has served as Chief Operating Officer of HWH International Inc., a Nasdaq listed company, since February 2024 and also serves as its Chief Strategy Officer. Mr. Lim Sheng Hon Danny has served as director of Value Exchange International Inc., an OTCQB listed company, since December 2023.

Mr. Danny Lim has over 8 years of experience in business development, merger & acquisitions, corporate restructuring and strategic planning and execution. Mr. Danny Lim manages the Group’s business development efforts, focusing on corporate strategic planning, merger and acquisition and capital markets activities. He oversees and ensures the executional efficiency of the Group and facilitates internal and external stakeholders on the implementation of the Group’s strategies. Mr. Danny Lim liaises with corporate partners or investment prospects for potential working/ investment collaborations, operational subsidiaries locally and overseas to augment close parent-subsidiary working relationship.

Mr. Danny Lim graduated from Singapore Nanyang Technological University with a Bachelor’s Degree with Honors in Business, specializing in Banking and Finance.

Ambrose Chan Heng Fai	81	2017

Mr. Ambrose Chan Heng Fai has served as director of the Company since January 2017 and as Executive Chairman of the Board since March 2019. He has also served as director of the Company’s wholly-owned subsidiaries, DSS International Inc. since July 2017, as the Chief Executive Officer of DSS Digital Transformation Limited and DSS Cyber Security Pte. Ltd. since July 2019.

Mr. Chan is an expert in banking and finance, with 45 years of experience in these industries. He has also restructured numerous companies in various industries and countries during the past 40 years.

Mr. Chan has served as Chairman of the Board and Chief Executive Officer of Alset Inc., a Nasdaq listed company, since March 2018. Mr. Chan has served as Chief Executive Officer of Alset International Limited, a diversified holding company listed on the Catalist of the Singapore Exchange Securities Trading Limited, since April 2014, and has served as director of that company since May of 2013. Mr. Chan has served as Chairman of the Board of HWH International Inc., a Nasdaq listed company, since October 2021. Mr. Chan has served as director of Hapi Metaverse Inc., a public company reporting to U.S. Securities and Exchange Commission since October 2014, as Chairman of the Board since December 2017 and served as the Acting Chief Executive Officer of Hapi Metaverse Inc. from August 2018 until September 2020, having previously served as Chief Executive Officer from December 2014 until June 2017. Mr. Chan has served as director of LiquidValue Development Inc., a public company reporting to U.S. Securities and Exchange Commission, since January 2017 and has served as its Chairman of the Board since December 2017. Mr. Chan has served as director of Sharing Services Global Corporation, an OTC Pink listed company, since April 2020 and has served as its Chairman of the Board since July 2021. Mr. Chan has served as director of Value Exchange International, Inc., an OTCQB listed company, since December 2021.

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Mr. Chan served as a non-executive director of Holista CollTech Ltd., an ASX listed company, from July 2013 to June 2021. Mr. Chan served as a director of OptimumBank Holdings, Inc. from June 2018 to April 2022. Mr. Chan’s previous experiences include serving as Managing Chairman of Heng Fai Enterprises Limited (now known as Zensun Enterprises Limited), an investment holding company listed on the HKSE, from 1992 to 2015. Mr. Chan was formerly the Managing Director of SingHaiyi Group Ltd. (now known as SingHaiyi Group Pte. Ltd.), a property development company in Singapore which was listed on the Singapore Exchange Mainboard, from March 2003 to September 2013, and the Executive Chairman of China Gas Holdings Limited, a Hong Kong listed investor and operator of city gas pipeline infrastructure in China from 1997 to 2002. Mr. Chan served on the Board of RSI International Systems, Inc. (now known as ARCpoint, Inc.), a Toronto Stock Exchange-listed company, the developer of RoomKeyPMS, a web-based property management system, from June 2014 to February 2019. Mr. Chan has also served as a director of Global Medical REIT Inc., a healthcare facility real estate company, from December 2013 to July 2015. He was a director of American Housing REIT Inc. from October of 2013 to July of 2015. He served as a director of Skywest Ltd., a public Australian airline company from 2005 to 2006. Mr. Chan was a director of Global Med Technologies, Inc., a medical company engaged in the design, development, marketing and support information for management software products for healthcare-related facilities, from May 1998 until December 2005.

Mr. Chan’s international business contacts and experience qualify him to serve on our Board of Directors.

Shui Yeung Frankie Wong	55	2022

Wong Shui Yeung joined the Board of Directors of the Company in July 2022. Mr. Wong is a practicing member and fellow member of Hong Kong Institute of Certified Public Accountants and a member of Hong Kong Securities and Investment Institute and holds a bachelor’s degree in business administration. Mr. Wong is a Certified Public Accountant admitted to practice in Hong Kong and he serves as the sole proprietor of S.Y.WONG. He has over 20 years’ experience in accounting, auditing, corporate finance, corporate investment and development, and company secretarial practice.

Mr. Wong previously worked for a number of listed companies as the Chief Financial Officer and/or Company Secretary for over 20 years. He was the CFO and/or Company Secretary of Lerthai Group Limited from September 2016 to December 2020, the shares of which were listed on the Hong Kong Stock Exchange. Mr. Wong has served as a member of the Board of Directors of Alset Capital Acquisition Corp. and Alset Inc. since January 2022 and November 2021 respectively, the shares of which are listed on NASDAQ. Mr. Wong has served as an independent non-executive director of Alset International Limited since June 2017, the shares of which are listed on the Catalist Board of Singapore Stock Exchange. Mr. Wong has served as a member of the Board of Directors of Value Exchange International, Inc. since April 2022, the shares of which are listed on the OTCQB. Mr. Wong was an independent non-executive director of SMI Holdings Group Limited from April 2017 to December 2020, the shares of which were listed on the Main Board of The Stock Exchange of Hong Kong Limited and was an independent non-executive director of SMI Culture & Travel Group Holdings Limited from December 2019 to November 2020, the shares of which are listed on the Main Board of The Stock Exchange of Hong Kong Limited. Mr. Wong’s experience with accounting, public companies, and development make him an asset to the Board and qualify him to act as Chairman of the Nominating and Corporate Governance Committee.

Board of Directors and Committees

The Company has determined that each of Mr. William Wu Wai Leung, Mr. Frankie Wong Shui Yeung, Ms. Joanne Wong Hiu Pan and Mr. José Escudero qualify as independent directors (as defined under Section 803 of the NYSE American LLC Company Guide). On July 22, 2022, Mr. Wu was appointed Lead Independent Director.

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In fiscal year 2024, each of the Company’s independent directors attended or participated in approximately 95% or more of the aggregate of (i) the total number of meetings of the Board of Directors held during the period in which each such director served as a director and (ii) the total number of meetings held by all committees of the Board of Directors during the period in which each such director served on such committee. All directors attended last year’s annual general meeting. During the fiscal year ended December 31, 2024, the Board held four meetings and acted by written consent on seven occasions.

Audit Committee

The Company has separately designated an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee held six meetings in 2024 and did not act by written consent. The Audit Committee is responsible for, among other things, the appointment, compensation, removal and oversight of the work of the Company’s independent registered public accounting firm, overseeing the accounting and financial reporting process of the Company, and reviewing related person transactions. The Audit Committee is comprised of Mr. Wu, who serves as Chairman of the Audit Committee, Mr. Wong, and Mr. Escudero. Each of Messrs. Wu and Escudero qualify as a “financial expert” as defined in Item 407 under Regulation S-K of the Securities Act of 1933, as amended (the “Securities Act”). Mr. Wong is financially sophisticated. Each of Mr. Wu, Mr. Escudero and Mr. Wong is an independent director (as defined under Section 803 of the NYSE American LLC Company Guide). The Audit Committee operates under a written charter adopted by the Board of Directors, which can be found in the Investors/Corporate Governance section of our website, www.dssworld.com.

Compensation and Management Resources Committee

The purpose of the Compensation and Management Resources Committee is to assist the Board in discharging its responsibilities relating to executive compensation, succession planning for the Company’s executive team, and to reviewing and making recommendations to the Board regarding employee benefit policies and programs, incentive compensation plans and equity-based plans. The Compensation and Management Resources Committee met twice in 2024 and did not act by written consent.

The Compensation and Management Resources Committee is responsible for, among other things, (a) reviewing all compensation arrangements for the executive officers of the Company and (b) administering the Company’s stock option plans. The Compensation and Management Resources Committee consists of Mr. Escudero, Mr. Wu and Mr. Wong, with Mr. Escudero as the Chairman. Each of the members of the Compensation and Management Resources Committee is an independent director (as defined under Section 803 of the NYSE American Company Guide). The Compensation and Management Resource Committee operates under a written charter adopted by the Board of Directors, which can be found in the Investors/Corporate Governance section of our website, www.dssworld.com.

The duties and responsibilities of the Compensation and Management Resources Committee in accordance with its charter, are to review and discuss with management and the Board the objectives, philosophy, structure, cost and administration of the Company’s executive compensation and employee benefit policies and programs; no less than annually, review and approve, with respect to the Chief Executive Officer and the other executive officers (a) all elements of compensation, (b) incentive targets, (c) any employment agreements, severance agreements and change in control agreements or provisions, in each case as, when and if appropriate, and (d) any special or supplemental benefits; make recommendations to the Board with respect to the Company’s major long-term incentive plans applicable to directors, executives and/or non-executive employees of the Company and approve (a) individual annual or periodic equity-based awards for the Chief Executive Officer and other executive officers and (b) an annual pool of awards for other employees with guidelines for the administration and allocation of such awards; recommend to the Board for its approval a succession plan for the Chief Executive Officer, addressing the policies and principles for selecting a successor to the Chief Executive Officer, both in an emergency situation and in the ordinary course of business; review programs created and maintained by management for the development and succession of other executive officers and any other individuals identified by management or the Compensation and Management Resources Committee; review the establishment, amendment and termination of employee benefits plans, review employee benefit plan operations and administration; and any other duties or responsibilities expressly delegated to the Compensation and Management Resources Committee by the Board from time to time relating to the Committee’s purpose.

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The Compensation and Management Resources Committee may request any officer or employee of the Company or the Company’s outside counsel to attend a meeting of the Compensation and Management Resources Committee or to meet with any members of, or consultants to, the Compensation and Management Resources Committee. The Company’s Chief Executive Officer does not attend any portion of a meeting where the Chief Executive Officer’s performance or compensation is discussed, unless specifically invited by the Compensation and Management Resources Committee.

The Compensation and Management Resources Committee has the sole authority to retain and terminate any compensation consultant to be used to assist in the evaluation of director, Chief Executive Officer or other executive officer compensation or employee benefit plans and has sole authority to approve the consultant’s fees and other retention terms. The Compensation and Management Resources Committee also has the authority to obtain advice and assistance from internal or external legal, accounting or other experts, advisors and consultants to assist in carrying out its duties and responsibilities and has the authority to retain and approve the fees and other retention terms for any external experts, advisors or consultants.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for overseeing the appropriate and effective governance of the Company, including, among other things, (a) nominations to the Board of Directors and making recommendations regarding the size and composition of the Board of Directors and (b) the development and recommendation of appropriate corporate governance principles. The Nominating and Corporate Governance Committee comprises of Mr. Wong, the Chairman of the committee, Ms. Wong and Mr. Escudero, each of whom is an independent director (as defined under Section 803 of the NYSE American LLC Company Guide).

In 2024, the Nominating and Corporate Governance Committee did not meet and did not act by written consent. The Nominating and Corporate Governance Committee operates under a written charter adopted by the Board of Directors, which can be found in the Investors/Corporate Governance section of our website, www.dssworld.com. The Nominating and Corporate Governance Committee adheres to the Company’s By-Laws provisions and Securities and Exchange Commission rules relating to proposals by stockholders when considering director candidates that might be recommended by stockholders, along with the requirements set forth in the committee’s Policy with Regard to Consideration of Candidates Recommended for Election to the Board of Directors, also available on our website. The Nominating and Corporate Governance Committee of the Board of Directors is responsible for identifying and selecting qualified candidates for election to the Board of Directors prior to each annual meeting of the Company’s stockholders. In identifying and evaluating nominees for director, the Committee considers each candidate’s qualities, experience, background and skills, as well as other factors, such as the individual’s ethics, integrity and values which the candidate may bring to the Board of Directors. Currently, the Nominating and Corporate Governance Committee does not have an explicit policy regarding diversity, however, when considering candidates nominees shall not be discriminated against based on race, religion, national origin, sex, disability or any other basis proscribed by applicable law.

Code of Ethics

The Company has adopted a Code of Ethics that establishes the standards of ethical conduct applicable to all directors, officers and employees of the Company. A copy of the Code of Ethics covering all of our employees, directors and officers, and all other corporate governance documents, is available on the Corporate Governance section of our website at www.dssworld.com.

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Information about our Executive Officers

On April 17, 2019, Frank D. Heuszel became the Chief Executive Officer of the Company. Effective August 23, 2024, he stepped down as the Chief Executive Officer, member of the Board of Directors, and any and all other positions of DSS, and accepted a role as Chief Executive Office of Impact BioMedical, Inc, a subsidiary of DSS. On August 16, 2021, Todd D. Macko was appointed Chief Financial Officer of the Company. On July 15, 2019, Jason Grady was appointed Chief Operating Officer of the Company, and effective August 23, 2024, the Board of Directors of DSS, Inc. elected Jason Grady as the Company’s new Interim Chief Executive Officer.

The biographies for Messrs. Macko and Grady are contained herein in the information disclosures relating to the Company’s directors above.

Involvement in Certain Legal Proceedings

None of our directors or executive officers has been involved in any legal proceedings in the past 10 years that would require disclosure under Item 401(f) of Regulation S-K.

Director Compensation

The following table sets forth cash compensation and the value of stock options awards granted to the Company’s non-employee independent directors for their service in 2024:

Name	Fees Earned or Paid in Cash	Stock Awards (1)	All Other Compensation (2)	Total
Current Directors
Heng Fai Ambrose Chan	$-	$-	$-	$-
Jose Escudero	$25,450	$-	$-	$25,450
William Wu	$25,450	$-	$-	$25,450
Tung Moe Chan	$-	$-	$382,500	$382,500
Joanne Wong	$22,500	$-	$-	$22,500
Wong Shui Yueng	$25,450	$-	$-	$25,450
Lim Sheng Hon, Danny	$-	$-	$50,000	$50,000

(2) Mr. Chan has consulting agreements with DSS which pays him $120,000 annual and AMRE which paid him $262,500 during 2024 (this agreement was terminated in 2024). Mr. Lim has a consulting agreement with DSS which pays him $50,000 annually.

Each independent director (as defined under Section 803 of the NYSE MKT LLC Company Guide) is entitled to receive base cash compensation of $18,000 annually, provided such director attends at least 75% of all Board of Director meetings, and all scheduled committee meetings. Each independent director is entitled to receive an additional $1,000 for each Board of Director meeting he attends, and an additional $500 for each nominating and compensation committee meeting he attends and $750 for each audit and executive committee meeting he attends, provided such committee meeting falls on a date other than the date of a full Board of Directors meeting. Each of the independent directors is also eligible to receive discretionary grants of options or restricted stock under the Company’s 2020 Equity Incentive Plan. Non-independent members of the Board of Directors do not receive compensation in their capacity as directors, except for reimbursement of travel expenses.

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Leadership Structure and Risk Oversight

Currently, the positions of Chief Executive Officer and Chairman of the Board are held by two different individuals. Mr. Ambrose Chan Heng Fai currently serves as Chairman of the Board and Mr. Jason Grady currently serves as Interim Chief Executive Officer. Although no formal policy currently exists, the Board determined that the separation of these positions would allow our Chief Executive Officer to devote his time to the daily execution of the Company’s business strategies and the Board Chairman to devote his time to the long-term strategic direction of the Company. Our senior management manages the risks facing the Company under the oversight and supervision of the Board. While the full Board is ultimately responsible for risk oversight at our Company, three of our Board committees assist the Board in fulfilling its oversight function in certain areas of risk. The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to risk in the areas of financial reporting and internal controls. The Nominating and Corporate Governance Committee assists the Board in fulfilling its oversight responsibilities with respect to risk in the area of corporate governance. The Compensation and Management Resources Committee assists the Board in discharging its responsibilities relating to executive compensation, succession planning for the Company’s executive team, and to review and make recommendations to the Board regarding employee benefit policies and programs, incentive compensation plans and equity-based plans. Other general business risks such as economic and regulatory risks are monitored by the full Board. While the Board oversees the Company’s risk management, management is responsible for day-to-day oversight of risk management processes.

Compensation Risk Assessment

Our Board considered whether our compensation program encouraged excessive risk taking by employees at the expense of long-term Company value. Based upon its assessment, the Board does not believe that our compensation program encourages excessive or inappropriate risk-taking. The Board believes that the design of our compensation program does not motivate imprudent risk-taking.

Director Nominations

The Nominating and Corporate Governance Committee of the Board of Directors is responsible for identifying and selecting qualified candidates for election to the Board of Directors prior to each annual meeting of the Company’s stockholders. A copy of the Nominating and Corporate Governance Committee Charter is available on the Investors/Corporate Governance/Charters section of our website, www.dssworld.com. In addition, stockholders who wish to recommend a candidate for election to the Board of Directors must submit a written notice of such recommendation to the Company and strictly comply with all the requirements set forth in the Nominating and Corporate Governance Committee Policy With Regard to Consideration of Candidates Recommended for Election to the Board of Directors, a copy of which is also available on the Investors/Charters section of our website. The standards for considering nominees to the Board are included in the Corporate Governance Committee Charter. In identifying and evaluating nominees for director, the Committee considers each candidate’s qualities, experience, background and skills, as well as other factors, such as the individual’s ethics, integrity and values which the candidate may bring to the Board of Directors. Any stockholder who desires the Committee to consider one or more candidates for nomination as a director should either by personal delivery or by United States mail, postage prepaid, deliver a written notice of recommendation addressed to: DSS, Inc., Nominating and Corporate Governance Committee, 275 Wiregrass Pkwy, West Henrietta New York 14586. Each written notice must set forth: (a) the name and address of the stockholder making the recommendation and of the person or persons recommended, (b) a representation that the stockholder is a holder of record of the stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder, (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC, (e) the consent of such person(s) to serve as a director(s) of the Company if nominated and elected, and (f) a description of how the person(s) satisfy the criteria for consideration as a candidate referred to above.

Communication with Directors

The Company has established procedures for stockholders or other interested parties to communicate directly with the Board of Directors. Such parties can contact the Board of Directors by mail at: DSS, Inc., Board of Directors, Attention: Ambrose Chan Heng Fai, Chairman of the Board, 275 Wiregrass Pkwy, West Henrietta New York 14586. All communications made by this means will be received by the Chairman of the Board.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the compensation earned by each of the persons serving as the Company’s Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, referred to herein collectively as the “Named Executive Officers”, or NEOs, for services rendered to us for the years ended December 31, 2024, and 2023:

Name and principal position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation (1)(2)	Total
Frank D. Heuszel, Chief Executive Officer (former)	2023	$260,000	268,000	-	-	-	-	147,196	$675,196
	2024	$193,012		-	-	-	-	82,130	$275,142
Jason Grady, Interim Chief Executive Officer, Chief Operating Officer	2023	$247,344	78,319	-	-	-	-	16,735	$342,398
	2024	$259,149	93,182	-	-	-	-	18,854	$371,185
Todd D. Macko, Chief Financial Officer	2023	$235,609	55,400	-	-	-	-	17,154	$308,163
	2024	$246,165	69,440	-	-	-	-	19,602	$335,207

(1)	As part of a consulting agreement Mr. Heuszel had with APB prior to becoming the CEO of the Company, he is compensated $120,000 annual for various responsibilities. This agreement was terminated in June 2024.
(2)	Includes health insurance premiums, retirement matching funds and automobile expenses paid by the Company.

Employment and Severance Agreements- DSS, Inc.

On December 12, 2023, Frank D. Heuszel, the Chief Executive Officer (“CEO”) of DSS, Inc. (the “Company”) and the Company executed a letter agreement (“Heuszel Interim Agreement”) pursuant to which Mr. Heuszel agreed to act as CEO of the Company on a month-to-month basis beginning January 1, 2024 until a new employment agreement is executed (the “Heuszel Interim Period”). Mr. Heuszel’s current employment agreement pursuant to which he serves as CEO expired on December 31, 2023. Mr. Heuszel resigned as the CEO of DSS in August 2025.

On December 15, 2023, Jason Grady, the Chief Operating Officer (“COO”) of the Company and the Company executed a letter agreement (the “Grady Interim Agreement”) pursuant to which Mr. Grady agreed to act as COO of the Company on a month-to-month basis beginning January 1, 2024 until a new employment agreement is executed (the “Grady Interim Period”). Mr. Grady’s current employment agreement pursuant to which he serves as COO expired on December 31, 2023. In accordance with the Grady Interim Agreement, Mr. Grady will continue to act as COO until either a new employment agreement is successfully negotiated and executed or if the Grady Interim Agreement is terminated by either party by giving one month’s written notice to the other party. In October of 2024, Mr. Grady was named Interim CEO of DSS and serves in that roll on a month-to-month until a new employment agreement is executed. Mr. Grady’s base salary is $277,000 per annum, which will be payable to him monthly in arrears. There will be no bonus accrued or payable during the Grady Interim Period.

Also on December 15, 2023, Todd Macko, the Chief Financial Officer (“CFO”) of the Company and the Company executed a letter agreement (the “Macko Interim Agreement”) pursuant to which Mr. Macko agreed to act as CFO of the Company on a month-to-month basis beginning January 1, 2024 until a new employment agreement is executed (the “Macko Interim Period”). Mr. Macko’s current employment agreement pursuant to which he serves as CFO expired on December 31, 2023. In accordance with the Macko Interim Agreement, Mr. Macko will continue to act as CFO until either a new employment agreement is successfully negotiated and executed or if the Macko Interim Agreement is terminated by either party by giving one month’s written notice to the other party. Pursuant to the Macko Interim Agreement, Mr. Macko’s base salary is $264,000 per annum, which will be payable to him in accordance with the payroll policies of the Company.

Outstanding Equity Awards at Fiscal Year-End

As of December 31, 2024, there were no outstanding equity awards to our Named Executive Officers.

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Director Compensation

The following table sets forth cash compensation and the value of stock options awards granted to the Company’s non-employee independent directors for their service in 2024:

Name	Fees Earned or Paid in Cash	Stock Awards (1)	All Other Compensation (2)	Total
Current Directors
Heng Fai Ambrose Chan	$-	$-	$-	$-
Jose Escudero	$25,450	$-	$-	$25,450
William Wu	$25,450	$-	$-	$25,450
Tung Moe Chan	$-	$-	$382,500	$382,500
Joanne Wong	$22,500	$-	$-	$22,500
Wong Shui Yueng	$25,450	$-	$-	$25,450
Lim Sheng Hon, Danny	$-	$-	$50,000	$50,000

(2) Mr. Chan has consulting agreements with DSS which pays him $120,000 annual and AMRE which paid him $262,500 during 2024 (this agreement was terminated in 2024). Mr. Lim has a consulting agreement with DSS which pays him $50,000 annually.

Each independent director (as defined under Section 803 of the NYSE MKT LLC Company Guide) is entitled to receive base cash compensation of $18,000 annually, provided such director attends at least 75% of all Board of Director meetings, and all scheduled committee meetings. Each independent director is entitled to receive an additional $1,000 for each Board of Director meeting he attends, and an additional $500 for each nominating and compensation committee meeting he attends and $750 for each audit and executive committee meeting he attends, provided such committee meeting falls on a date other than the date of a full Board of Directors meeting. Each of the independent directors is also eligible to receive discretionary grants of options or restricted stock under the Company’s 2020 Equity Incentive Plan. Non-independent members of the Board of Directors do not receive compensation in their capacity as directors, except for reimbursement of travel expenses.

Equity Compensation Plans Information

The following table sets forth information about our equity compensation plans as of October 6, 2025.

	Restricted stock to be issued upon vesting	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance (under equity compensation Plans (excluding securities reflected in column (a & b))

Plan Category	(a)	(b)	(c)	(d)
Equity compensation plans approved by security holders
2013 Employee, Director and Consultant Equity Incentive Plan - options	-	-	$-	-

2013 Employee, Director and Consultant Equity Incentive Plan - warrants	-	-	$-	-

2020 Employee, Director and Consultant Equity Incentive Plan	-	-	-	209,894

Total	-	-	$-	209,894

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth beneficial ownership of Common Stock as of October 6, 2025, by each person known by the Company to beneficially own more than 5% of the Common Stock, each director and each of the executive officers named in the Summary Compensation Table (see “Executive Compensation” above), and by all of the Company’s directors and executive officers as a group. Each person has sole voting and dispositive power over the shares listed opposite his name except as indicated in the footnotes to the table and each person’s address is c/o DSS, Inc., 275 Wiregrass Parkway, West Henrietta, New York 14586.

For purposes of this table, beneficial ownership is determined in accordance with the Securities and Exchange Commission rules and includes investment power with respect to shares owned and shares issuable pursuant to warrants for October 6, 2025.

The percentages of shares beneficially owned are based on 9,092,518 shares of our Common Stock issued and outstanding as of October 6, 2025, and is calculated by dividing the number of shares that person beneficially owns by the sum of (a) the total number of shares outstanding on October 6, 2025, plus (b) the number of shares such person has the right to acquire within 60 days of October 6, 2025.

		Percentage of
	Number of Shares	Outstanding Share
Name	Beneficially Owned	Beneficially Owned
Heng Fai Ambrose Chan (1)	6,017,985	66.2%
José Escudero	51	*
Wai Leung William Wu	-	*
Jason Grady	125	*
Todd D. Macko	83	*
Lim Sheng Hon Danny	-	*
Tung Moe Chan	-	*
Frankie Wong	-	*
Joanne Wong	-	*
All officers and directors as a group (8 persons)	6,018,244	66.1%

5% Shareholders
Alset International limited	1,068,309	11.7%
Alset, Inc.	2,581,268	28.4%

* Less than 1%.

(1)	The beneficial ownership of Heng Fai Chan includes 6,017,985 shares of common stock, consisting of (a) 1,002,978 shares of common stock held by Heng Fai Holdings Limited, an entity controlled by Heng Fai Chan; (b) 1,053,796 shares of common stock held by Heng Fai Chan directly; (C) 311,634 shares of common stock held by Global Biomedical Pte. Ltd.; and (d) 1,068,309 shares of common stock held by Alset International Limited (e) 2,581,268 shares of common stock held by Alset Inc.

CHANGE IN CONTROL OF THE REGISTRANT

As disclosed in DSS, Inc.’s Form 8-K filed on March 1, 2022 and in the Schedule 14A Proxy Statement filed on April 15, 2022, DSS, Inc. (the “Company”) completed the True Partner Transaction. As disclosed in the Company’s Form 8-K filed on May 18, 2022, the Company’s stockholders approved the issuance of the True Partner Transaction Shares on May 17, 2022.

On July 7, 2022, the Company issued 878,547 shares to Alset EHome International Inc. (“AEI”), now known as Alset, Inc. (“AI”). The securities were offered and sold in a transaction not involving a public offering and in compliance with exemptions from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Rule 506 of Regulation D promulgated thereunder.

AI beneficially owns 1,068,309 shares of the Company’s common stock which equals 15.1% of the Company’s outstanding shares and Ambrose Chan Heng Fai beneficially owns 58.3% of the Company’s outstanding shares based on 7,013,213 shares of the common stock of the Company outstanding as of August 30, 2023.

The beneficial ownership of Heng Fai Chan includes 4,122,916 shares of common stock, consisting of (a) 2,978 shares of common stock held by Heng Fai Holdings Limited, an entity controlled by Heng Fai Chan; (b) 979,325 shares of common stock held by Heng Fai Chan directly; (C) 311,634 shares of common stock held by Global Biomedical Pte. Ltd.; and (d) 1,068,309 shares of common stock held by Alset International Limited (e) 1,760,671 shares of common stock held by Alset Inc.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

AND RELATED PERSON TRANSACTIONS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than 10% of our equity securities (“Reporting Persons”) to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely upon a review of copies of such forms filed on Forms 3, 4 and 5, and amendments thereto furnished to us, we believe that as of the date of this Report, our executive officers, directors and greater than 10 percent beneficial owners have complied on a timely basis with all Section 16(a) filing requirements.

Transactions with Related Persons

Except as disclosed herein, no director, executive officer, shareholder holding at least 5% of shares of our common stock, or any family member thereof, had any material interest, direct or indirect, in any transaction, or proposed transaction since January 1, 2020, in which the amount involved in the transaction exceeds the lesser of $120,000 or one percent of the average of our total assets at the year-end for the last two completed fiscal years.

The Company owns 127,179,291 shares or approximately 4% of the outstanding shares of Alset International Limited (“Alset Intl”), a company incorporated in Singapore and publicly listed on the Singapore Exchange Limited. This investment is classified as a marketable security and is classified as long-term assets on the consolidated balance sheets as the Company has the intent and ability to hold the investments for a period of at least one year. The Chairman of the Company, Mr. Heng Fai Ambrose Chan, is the Executive Director and Chief Executive Officer of Alset Intl. Mr. Chan is also the majority shareholder of Alset Intl as well as the largest shareholder of the Company. The fair value of the marketable security as of December 31, 2024, and December 31, 2023, was approximately $2,518,000 and $3,269,000 respectively. During the year ended December 31, 2024 and December 31, 2023, the Company recorded unrealized loss on this investment of approximately $750,000 and unrealized loss of $50,000, respectively.

On August 29, 2022, DSS Financial Management Inc and BMI Capital, Inc. (“BMIC”), a related party, entered into a promissory note (“Note 8”) in the principal sum of $100,000 with interest of 8%, is due in three quarterly installments beginning on September 14, 2022. All unpaid principal and interest is due on August 29, 2025. The outstanding principal and interest at December 31, 2024 approximated $86,000, and was fully reserved for as of December 31, 2024. At December 31, 2023, the balance approximated $100,000 of which $76,000 is included in the Current portion of notes receivable and $24,000 is included in the long-term portion of notes receivable. DSS owns 24.9% of the outstanding common shares of BMIC.

On May 8, 2023, DSS Financial Management Inc and BMIC entered into a promissory note (“Note 9”) in the principal sum of $102,000 with interest at the prime rate plus 2% (10.5% at September 30, 2024 and December 31, 2023) with a maturity date of May 7, 2026. The outstanding principal and interest at December 31, 2024 approximated $110,000, and was fully reserved for as of December 31, 2024. At December 31, 2023 approximates $107,000 with approximately $53,000 of principal and accrued interest classified as Current portion notes receivable, and the remaining balance of approximately $54,000 is recorded as notes receivable, on the accompanying consolidated balance sheet. DSS owns 24.9% of the outstanding common shares of BMIC.

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On July 26, 2022, APF and VEII, Inc. (“VEII”) entered into a promissory note (“Note 10”) in the principal sum of $1,000,000 with interest of 8% with all unpaid principal and interest due on July 26, 2024. This note was amended so that all unpaid principal and interest is due July 26, 2025. The outstanding principal and interest on September 30, 2024 approximates $959,000, and is included in notes receivable on the accompanying consolidate balance sheet. Approximately $480,000 of Note 10 was reserved for as of March 31, 2024. No additional reserve was deemed necessary as of December 31, 2024. The outstanding principal and interest on December 31, 2023, approximates $939,000, net of $20,000 of unamortized origination fees and is included in notes receivable on the accompanying consolidate balance sheet. Heng Fai Ambrose Chan, the Chairman of DSS, Inc is also the on the board of directors of VEII.

On October 13, 2021, LVAM entered into loan agreement with BMIC (“BMIC Loan”), a related party, whereas LVAM borrowed the principal amount of $3,000,000, with interest to be charged at a variable rate to be adjusted at the maturity date. The BMIC Loan matures on October 12, 2022, and contains an auto renewal period of three months. As of December 31, 2024 and December 31, 2023, $463,000 and $547,000, respectively, are included in Current portion of long-term debt, net on the consolidated balance sheet.

On October 13, 2021, LVAM entered into a loan agreement with Lee Wilson Tsz Kin (“Wilson Loan”), a related party, whereas LVAM borrowed the principal amount of $3,000,000, with interest to be charged at a variable rate to be calculated at the maturity date. The Wilson Loan matures on October 12, 2022, and contains an auto renewal period of nine months. This loan was funded during March 2022. As of December 31, 2024 $145,000 is included in the Current portion of long-term debt, net on the consolidated balance sheet. As of December 31, 2023 $2,131,000 is included in the Current portion of long-term debt, net on the consolidated balance sheet.

On December 10, 2024, DSS entered into a securities purchase agreement with Alset Inc., a related party, pursuant to which the Company agreed to sell and issue in a private placement an aggregate of 820,597 shares of the Company’s common stock for approximately $803,000.

On December 10, 2024, DSS entered into a securities purchase agreement with Heng Fai Ambrose Chan, the Chaiman of the Board of Directors and a related party, pursuant to which the Company agreed to sell and issue in a private placement an aggregate of 205,149 shares of the Company’s common stock for approximately $197,000.

On February 6, 2025, as a bonus for compensation awarded to Heng Fai Holdings Limited (“HFHL”), a Hong Kong Company, which is beneficially owned by Mr. Heng Fai Ambrose Chan, Director of DSS, Inc., and pursuant to DSS, Inc’s. 2020 Employee, Director and Consultant Equity Incentive Plan (the “Plan”), HFHL was awarded 1,000,000 shares of the Company’s common stock under the Plan, for services rendered. The issuance was approved by the board of directors on January 31, 2025.

Review, Approval or Ratification of Transactions with Related Persons

The Board conducts an appropriate review of and oversees all related party transactions on a continuing basis and reviews potential conflict of interest situations where appropriate. The Board has adopted formal standards to apply when it reviews, approves or ratifies any related party transaction. In addition, the Board applies the following standards to such reviews: (i) all related party transactions must be fair and reasonable and on terms comparable to those reasonably expected to be agreed to with independent third parties for the same goods and/or services at the time they are authorized by the Board and (ii) all related party transactions should be authorized, approved or ratified by the affirmative vote of a majority of the directors who have no interest, either directly or indirectly, in any such related party transaction.

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AUDIT COMMITTEE REPORT

The following Audit Committee Report shall not be deemed to be “soliciting material,” “filed” with the SEC, or subject to the liabilities of Section 18 of the Exchange Act. Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act, or the Exchange Act, which might incorporate by reference future filings, including this Proxy Statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings.

The Audit Committee is currently comprised of three independent directors (as defined under Section 803 of the NYSE AMERICAN LLC Company Guide). The Audit Committee operates under a written charter adopted by the Board of Directors, which can be found in the Investors/Corporate Governance section of our website, www.dssworld.com.

The Audit Committee has reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the fiscal year ended December 31, 2024.

The Audit Committee has reviewed and discussed with management and the independent registered public accounting firm the quality and the acceptability of the Company’s financial reporting and internal controls. The Audit Committee has discussed with the independent registered public accounting firm the overall scope and plans for their audit as well as the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

The Audit Committee has discussed with management and the independent registered public accounting firm such other matters as required to be discussed with the Audit Committee under Professional Standards, the corporate governance standards of the NYSE AMERICAN LLC Exchange and the Audit Committee’s Charter.

The Audit Committee has received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by the Statement on Auditing Standards as adopted by the Public Company Accounting Oversight Board, and has discussed with the independent registered public accounting firm their independence from management and the Company, including the impact of permitted non-audit related services approved by the Audit Committee to be performed by the independent registered public accounting firm.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K, for the fiscal year ended December 31, 2024, filed with the SEC on March 31, 2025.

Mr. Wai Leung William Wu, Chairman & Audit Committee Member

Mr. Jose Escudero, Audit Committee Member

Mr. Shui Yeung Frankie Wong, Audit Committee Member

ANNUAL REPORT

For stockholders receiving this Proxy Statement, our Annual Report as amended, any amendments to the foregoing materials that are required to be furnished to stockholders, the proxy card and voting instruction form will be available on-line at www.proxyvote.com on or about October 21, 2025. The Notice contains instructions on how to access the proxy materials over the Internet. These materials contain detailed information about the Annual Meeting, the proposals to be considered, our Board’s nominees for directors and other information concerning the Company.

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HOUSEHOLDING OF MATERIALS

In some instances, only one copy of the proxy materials is being delivered to multiple Stockholders sharing an address, unless the Company has received instructions from one or more of the Stockholders to continue to deliver multiple copies. The Company will deliver promptly, upon oral or written request, a separate copy of the applicable materials to a Stockholder at a shared address to which a single copy was delivered. If you wish to receive a separate copy of the proxy materials you may call the Company at (585) 325-3610, or send a written request to: DSS, Inc. 275 Wiregrass Pkwy, West Henrietta, New York 14586. If you wish to receive a separate copy of the proxy materials and wish to receive a separate copy for each stockholder in the future, you may call the Company at the telephone number or write the Company at the address listed above. Alternatively, stockholders sharing an address who now receive multiple copies of the proxy materials may request delivery of a single copy, also by calling the Company at the telephone number or writing to the Company at the address listed above.

STOCKHOLDER PROPOSALS

Stockholders may present proposals for action at meetings of stockholders only if they comply with the proxy rules established by the SEC, applicable New York law and our Bylaws. No stockholder proposals were received for consideration at our 2025 Annual Meeting of Stockholders.

Pursuant to Rule 14a-8 under the Exchange Act of 1934, some stockholder proposals may be eligible for inclusion in our proxy statement for our 2024 annual meeting. These stockholder proposals must be submitted, along with proof of ownership of our stock in accordance with Rule 14a-8(b)(2), to our Corporate Secretary at our principal executive offices no later than the close of business on June 27, 2025 (120 days prior to the anniversary of this year’s mailing date). However, if we change the date of our 2024 Annual Meeting  of Stockholders by more than 30 days from the date of this year’s Annual Meeting, we will announce the new deadline for proposals in the Company’s Annual Report on 10-K, a Quarterly Report on 10-Q, or a Current Report on Form 8-K. Failure to deliver a proposal in accordance with these procedures may result in it not being deemed timely received.

Under our Bylaws, in order to be properly brought before a meeting, nomination of persons for election to the Board for our 2025 Annual Meeting of Stockholders, stockholders must provide notice to the Secretary of the Company, which shall set forth (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person, (C) the class, series and number of shares of capital stock of the Company that are owned beneficially and of record by the person, (D) a statement as to the person’s citizenship, (E) a written questionnaire with respect to the background, qualification and independence of such person (which questionnaire shall be provided by the Secretary of the Company upon written request) and a written representation and agreement (in the form provided by the Secretary upon written request) that such person (i) is not and will not become a party to (A) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Company, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Company or (b) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Company, with such person’s fiduciary duties under applicable law, (ii) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Company with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein, and (iii) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Company, and will comply with, applicable law and all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Company, (F) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such stockholder and beneficial owner, if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and the person, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the stockholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and the person were a director or executive officer of such registrant, (G) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Section 14 of the Exchange Act, and (H) such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected, and (ii) as to such stockholder, as to such stockholder, (1) the name and record address of the stockholder proposing such business, (2) the class and number of shares of capital stock of the Company which are beneficially owned by the stockholder, and (3) any material interest of the stockholder in such business. The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as director of the Company, including information that could be material to a reasonable stockholder’s understanding of the independence or lack of independence of such proposed nominee. A stockholder providing notice of any nomination proposed to be made at a meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided shall be true and correct as of the record date for the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary of the Company at the principal executive offices of the Company not later than five (5) business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (or, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof).

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Under our Bylaws, to be properly brought before a meeting, business other than nominations of persons for election to the Board must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board or (iii) otherwise properly brought before an annual meeting by a stockholder of record of the Company (and, with respect to any beneficial owner, if different, on whose behalf such business is proposed, only if such beneficial owner was the beneficial owner of shares of the Company) (A) both at the time the notice is delivered to the secretary of the Company and at the time of the meeting, (B) who is entitled to vote at the meeting, and (C) who otherwise complies. For any proposed business to be properly brought before an annual meeting by a stockholder, the proposed business must constitute a proper matter for stockholder action under the Business Corporation Law of New York and the stockholder must have given timely notice thereof in proper written form to the Secretary of the Company and must provide any updates or supplements to such notice at the times and in the forms required by our Bylaws. To be timely, a stockholder’s notice of a proposal to be presented at an annual meeting must be received at the Company’s principal executive office addressed to the attention of the secretary of the Company not less than ninety (90) calendar days nor more than one hundred twenty (120) calendar days in advance of the date of the one year anniversary of the Company’s previous year’s annual meeting of stockholders. However, if no annual meeting was held in the previous year or the date of the annual meeting is more than thirty (30) calendar days before or more than sixty (60) calendar days after such anniversary date, such notice by the stockholder to be timely must be received by the Secretary of the Company not later than the close of business on the ninetieth (90th) calendar day prior to such annual meeting or, if later, the tenth (10th) calendar day following the day on which public disclosure of the date of the meeting was first made. In no event shall the public disclosure of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. A stockholder’s notice to the Secretary of the Company shall set forth (i) as to each matter the stockholder proposes to bring before the annual meeting, a brief description of the business desired to be brought before the annual meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and the language of any proposed amendment to the Bylaws of the Company), and the reasons for conducting such business at the annual meeting, and (ii) as to such stockholder, (1) the name and record address of the stockholder proposing such business, (2) the class and number of shares of capital stock of the Company which are beneficially owned by the stockholder, and (3) any material interest of the stockholder in such business.

SOLICITATION OF PROXIES

The Company will pay the cost of soliciting proxies for the Annual Meeting. In addition to solicitation by mail, directors, officers and regular employees of the Company and other authorized persons may solicit the return of proxies by telephone, telegram or personal interview. The Company will request brokerage houses, custodians, nominees and fiduciaries to forward soliciting material to their principals and will agree to reimburse them for their reasonable out-of-pocket expenses.

The Company has engaged Broadridge Financial Solutions to assist in the solicitation of proxies and provide related advice and informational support, for a services fee and the reimbursement of customary disbursements, which are not expected to exceed $40,000 in total.

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OTHER BUSINESS

The Board of Directors currently knows of no business to be brought before the Annual Meeting other than as set forth above. If other matters properly come before the Company at the Annual Meeting, it is the intention of the persons named in the solicited proxy to vote for the proxy on such matters in accordance with their best judgment.

Stockholders are urged to vote according to the instructions provided without delay.

AVAILABLE INFORMATION

We are currently subject to the information requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file periodic reports, Proxy Statements and other information with the SEC relating to our business, financial statements and other matters. Copies of such reports, Proxy Statements and other information may be copied (at prescribed rates) at the public reference room maintained by the SEC at 100 F Street NE, Washington DC 20549. For further information concerning the SEC’s public reference room, you may call the SEC at 1-800-SEC-0330. Some of this information may also be accessed on the World Wide Web through the SEC’s Internet address at http://www.sec.gov.

Requests for documents relating to the Company should be directed to:

DSS, INC.

275 Wiregrass Pkwy

West Henrietta, New York 14586

Attention: Jason Grady

By order of the Board of Directors

/s/ Ambrose Chan Heng Fai
Ambrose Chan Heng Fai
Executive Chairman of the Board
275 Wiregrass Pkwy
West Henrietta, New York 14586

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